West Pharmaceutical Services, Inc. Second-Quarter 2019 Analyst Conference Call 9 a.m. Eastern Time, July 25, 2019 ▪ A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com Speakers: ▪ To participate on the call, please dial: Eric M. Green − 877-930-8295 (U.S.) President and Chief Executive Officer − 253-336-8738 (International) − The conference ID is 6143018 Bernard J. Birkett Senior Vice President, Chief Financial Officer ▪ An online archive of the broadcast will be available at the site three and Treasurer hours after the live call and will be available through Thursday, August 1, 2019, by dialing: − 855-859-2056 (U.S.) − 404-537-3406 (International) − The conference ID is 6143018 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the second- quarter 2019 and management’s discussion of those results during today’s conference call. 1 WST Q2 2019 Earnings

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo® are registered trademarks of Daikyo Seiko, Ltd. 2 WST Q2 2019 Earnings

Second-Quarter 2019 Earnings Highlights • Net sales of $469.7 million grew 4.9%, organic sales growth was 8.1% • Reported-diluted EPS of $0.88 increased 17% • Adjusted-diluted EPS of $0.89 increased 27% (1) • Company raised full-year 2019 net sales guidance to a new range of between $1.810 billion and $1.825 billion, compared to the prior guidance range of between $1.795 billion and $1.820 billion • Company raised full-year 2019 adjusted-diluted EPS guidance to a new range of between $3.00 and $3.10, compared to the prior guidance range of between $2.80 and $2.90 (1) • Company’s Board of Directors approved the 27th consecutive annual increase in the Company’s quarterly dividend to $0.16 per share, a 6.7% increase over the previous four quarters (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 11-15, and “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. 3 WST Q2 2019 Earnings

Organic Sales Growth

	Q2 2019	
Overall Organic Sales Growth	8.1%	Proprietary Products organic sales growth of 7.5%, led by sales of high-value products, which grew double digits
Biologics	DD	Sales led by high-value products, including NovaPure® and Westar® components and Daikyo Crystal Zenith® and SmartDose® technology
Generics	HSD	Sales led by sales of Westar® and film-coated components, as well as device development agreements
Pharma	(LSD)	Sales declined due to the previously-reported voluntary Vial2Bag® product recall
Contract Manufacturing	DD	Organic sales growth of 10.2%, led by strong sales of healthcare-related injection and diagnostic devices

Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit

4 WST Q2 2019 Earnings

West

Executing Market-led Strategy


Customer Reach
Scientific Innovation
Operational Excellence

Customer Reach

- Hosted more than 200 customers from 70 companies at the China BioPharma Summit of Injectable Drug Packaging and Delivery Systems in Suzhou

Scientific Innovation

- 50 scientific & technical presentations, posters, articles and bylines presented and published in industry-leading events & outlets
- West NovaGuard® SA Pro Safety System Recognized for Excellence in Design and User Experience at the India Packaging Awards

Operational Excellence

- Positive customer feedback on operational excellence improvements
- 180 basis points of gross profit margin expansion, led by 230 points from Proprietary Products & 120 points from Contract Manufacturing

5 WST Q2 2019 Earnings

West

Second-Quarter 2019 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended June 30, 2019 2018 Reported Net Sales $469.7 $447.5 Gross Profit Margin 33.6% 31.8% Reported Operating Profit $80.5 $60.3 Adjusted Operating Profit $81.9 $62.5 Reported-Diluted EPS $0.88 $0.75 Adjusted-Diluted EPS(1) $0.89 $0.70 (1) “Adjusted-diluted EPS” is a Non-U.S. GAAP financial measure. See slides 11-15 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of this item. Except as noted, statements in these slides concerning comparative sales are measured on a constant-currency basis. 6 WST Q2 2019 Earnings

Change in Consolidated Net Sales Second-quarter 2018 to 2019 ($ millions) 7 WST Q2 2019 Earnings

Gross Profit Update ($ millions) Three Months Ended June 30, 2019 2018 Proprietary Products Gross Profit $142.2 $128.8 Proprietary Products Gross Profit Margin 39.5% 37.2% Contract-Manufactured Products Gross Profit $15.7 $13.4 Contract-Manufactured Products Gross Profit Margin 14.3% 13.1% Consolidated Gross Profit $157.9 $142.2 Consolidated Gross Profit Margin 33.6% 31.8% 8 WST Q2 2019 Earnings

Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items Financial Condition YTD YTD June 30, December 31, Q219 Q218 2019 2018 Depreciation and Amortization $51.8 $51.9 Cash and Cash Equivalents $326.7 $337.4 Operating Cash Flow $152.7 $127.0 Debt $196.0 $196.1 Capital Expenditures $57.1 $48.2 Equity $1,445.1 $1,396.3 Working Capital $631.1 $610.7 9 WST Q2 2019 Earnings

2019 Full-Year Guidance 2019 Full-Year Guidance(1,2) Consolidated Net Sales $1.810 - $1.825 billion Adjusted-Diluted EPS $3.00 - $3.10 Capital Spending $120 - $130 million (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 11-15, and “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. (2) Guidance excludes possible cost and benefits from the announced 2018 Global Operations restructuring plan. It also does not include potential future tax benefits from stock- based compensation. 10 WST Q2 2019 Earnings

Notes to Non-U.S. GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement ▪ For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. ▪ Organic net sales exclude the impact from acquisitions and/or divestitures and translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. ▪ We may also refer to financial results excluding the effects of unallocated items. ▪ The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. ▪ The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. ▪ A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. 11 WST Q2 2019 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 11-15), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Operating Income tax Net Diluted Three months ended June 30, 2019 profit expense income EPS Reported (U.S. GAAP) $80.5 $15.5 $66.1 $0.88 Restructuring and related charges 1.4 0.3 1.1 0.01 Adjusted (Non-U.S. GAAP) $81.9 $15.8 $67.2 $0.89 Operating Income tax Net Diluted Six months ended June 30, 2019 profit expense income EPS Reported (U.S. GAAP) $151.2 $31.6 $121.5 $1.61 Restructuring and related charges 2.0 0.5 1.5 0.02 Adjusted (Non-U.S. GAAP) $153.2 $32.1 $123.0 $1.63 12 WST Q2 2019 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 11-15), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Operating Income tax Net Diluted Three months ended June 30, 2018 profit expense income EPS Reported (U.S. GAAP) $60.3 $6.0 $56.1 $0.75 Restructuring and related charges 2.2 0.6 1.6 0.01 Tax law changes - 4.8 (4.8) (0.06) Adjusted (Non-U.S. GAAP) $62.5 $11.4 $52.9 $0.70 Operating Income tax Net Diluted Six months ended June 30, 2018 profit expense income EPS Reported (U.S. GAAP) $113.7 $18.5 $99.7 $1.33 Restructuring and related charges 5.5 1.2 4.3 0.05 Tax law changes - 4.5 (4.5) (0.06) Adjusted (Non-U.S. GAAP) $119.2 $24.2 $99.5 $1.32 13 WST Q2 2019 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 11-15), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Three months ended June 30, 2019 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $360.3 $109.4 $ - $469.7 Effect of acquisitions and/or divestitures (1.0) - - (1.0) Effect of changes in currency translation rates 12.7 2.4 - 15.1 Organic net sales (Non-U.S. GAAP) (1) $372.0 $111.8 $ - $483.8 Six months ended June 30, 2019 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $700.7 $212.5 $ - $913.2 Effect of acquisitions and/or divestitures (1.0) - - (1.0) Effect of changes in currency translation rates 29.0 5.7 - 34.7 Organic net sales (Non-U.S. GAAP) (1) $728.7 $218.2 $ - $946.9 (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. 14 WST Q2 2019 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 11-15), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2018 Actual 2019 Guidance % Change Reported-diluted EPS (U.S. GAAP) $2.74 $2.93 to $3.03 6.9% to 10.6% Restructuring and related charges 0.08 0.07 Argentina devaluation 0.02 - Tax law changes (0.03) - Adjusted-diluted EPS (Non-U.S. GAAP)(1) $2.81 $3.00 to $3.10 6.8% to 10.3% (1) See “Full-Year 2019 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. In 2018, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.19. We have opted not to forecast 2019 tax benefits from stock based-compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the second-quarter 2019 and first-half 2019, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.05 and $0.07, respectively. Any future tax benefits associated with stock-based compensation that we receive in 2019 would provide a positive adjustment to our full-year EPS guidance. 15 WST Q2 2019 Earnings